SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

Money Market Portfolio – Capital Assets Funds Shares

Effective immediately, Money Market Portfolio — Capital Assets Funds Shares are no longer available for purchase. All references to Money Market Portfolio — Capital Assets Funds Shares are hereby deleted from this Statement of Additional Information.

Please Retain This Supplement for Future Reference

September 25, 2013

SAISTKR-127